Exhibit 10.7

承诺函

Letter of Undertaking

益盛鑫（广州）国际控股有限公司

Yishengxin (Guangzhou) International Holding Co.,Ltd.

本人为新疆益盛鑫网络科技有限公司（下称“益盛鑫”）的股东肖捷先生的配偶。肖捷先生现直接持有益盛鑫70.7882%的股权（下称“相关股权”），肖捷先生与贵司、益盛鑫及其其他股东于 2022 年12 月31 日签订了《独家业务合作及服务协议》、《股权质押合同》、《股权处分及独家购买权合同》、《委托协议》（以下合称“控制协议”）。为了避免可能的争议，本人在此不可撤销地对贵司作出如下承诺和确认：

I am the spouse of Mr. Xiao Jie, a shareholder of Xinjiang Yishengxin Network Technology Co., Ltd. ("Yishengxin"). Mr. Xiao Jie directly holds 70.7882% of equity interest in Yishengxin ("Equity Interest"). Mr. Xiao Jie, your company, Yishengxin and other shareholders of Yishengxin have entered into the Exclusive Business Cooperation and Service Agreement, the Equity Interest Pledge Agreement, the Share Disposal and Exclusive Option to Purchase Agreement and the Proxy Agreement as of December 31, 2022 (collectively, the "Control Agreements"). In order to avoid any possible dispute, I hereby irrevocably make the following undertakings and acknowledgements to your company:

1、 本人完全知晓且同意肖捷先生签署上述控制协议，特别是本人完全知晓且独立、不可撤销地同意控制协议中关于肖捷先生在境内附属单位直接或间接持有的相关股权的限制、出质、转让或以其他任何形式处分的约定。

I am fully aware of and consent to Mr. Xiao Jie's execution of the above Control Agreements. In particular, I am fully aware of, and independently and irrevocably consent to, the restrictions on, pledging, transfer or any other disposition in any form of the Equity Interest directly or indirectly held by Mr. Xiao Jie in the Onshore Affiliates.

2、 本人确认本人配偶肖捷先生直接或间接持有的相关股权及其所附带的所有权益为其自有财产，不属于本人与本人配偶肖捷先生的共同财产，本人不享有任何上述相关股权权益，未来也不会对于上述相关股权权益提出任何主张或者诉讼。

I acknowledge that the Equity Interest directly or indirectly held by my spouse, Mr. Xiao Jie, and all interests attached thereto are his or her own property and are not the joint property of me or my spouse, Mr. Xiao Jie, and I do not own any of the said Equity Interest and will not bring any claim or litigation in relation to the said Equity Interest in the future.

3、 上述相关股权权益将按照肖捷先生签署的控制协议进行处分。本人确认，在任何时点均将对控制协议的履行给予全部的配合。

The said Equity Interest will be disposed of in accordance with the Control Agreements executed by Mr. Xiao Jie. I confirm to cooperate fully at all times with the performance of the Control Agreements.

4、 本人过去、现在及将来均不介入益盛鑫及其附属企业的运营、管理、清算、解散等事宜。

I have not, am not and will not be involved in the operation, management, liquidation, dissolution or other matters of Yishengxin and its affiliates.

5、本人同意并承诺，如本人由于任何原因间接获得上述相关股权权益，则本人应受控制协议约束，并遵守其项下的义务，且为此目的，本人应签署格式和内容基本与控制协议相同的一系列书面文件。

I agree and undertake that, in the event that I acquire such equity interest indirectly for any reason, I shall be bound by and comply with my obligations under the Control Agreements, and for such purpose, I shall execute a series of written documents substantially in the same form and substance as the Control Agreements.

6、 本人进一步承诺并保证，在任何情况下，不论直接还是间接，不论主动还是被动，均不会做出任何可能与控制协议之订立目的或意图相违背的行为、举措、作为或不作为。

I further covenant and warrant that I will not at any time, whether directly or indirectly, actively or passively, take any action, conduct, omission or nonfeasance, which may be contrary to the purpose or intent of the Control Agreements.

7、为保证贵司在控制协议下的利益，实现贵司签署控制协议的根本目的，本人特别授权肖捷先生和/或其授权人士应贵司之要求，就肖捷先生在益盛鑫持有的相关股权权益，代表本人不时签署所有必要之法律和非法律文件，履行所有必要之法律和非法律程序，本人对相关文件和程序均予以确认和认可。

To secure your interests and rights under the Control Agreements and in the achievement of your primary purpose in entering into the Control Agreements, I hereby authorize Mr. Xiao Jie and/or his Authorized Person to execute all necessary legal and non-legal documents and perform all necessary legal and non-legal proceedings on my behalf and from time to time upon your request in relation to the relevant equity interest held by Mr. Xiao Jie in Yishengxin. I acknowledge and approve the relevant documents and proceedings.

8、 本函所作之承诺、确认、同意、授权不因肖捷先生在益盛鑫持有的相关股权权益的增、减、合并或其他类似事件而发生撤销、减损、无效或其他不利变化。

The covenants, confirmation, agreement and authorization made herein shall not be revoked, impaired, invalidated or otherwise adversely changed due to increase or decrease in or merger of the relevant equity interest held by Mr. Xiao Jie in Yishengxin or other similar events.

9、 本函所作之承诺、确认、同意、授权不因本人丧失行为能力、行为能力受限制、死亡，或者本人与肖捷先生离异等类似事件而发生撤销、减损、无效或其他不利变化。

The covenants, acknowledgement, agreement and authorization herein shall not be revoked, impaired, invalidated or otherwise adversely changed due to my incapacity, restriction or death, my divorce from Mr. Xiao Jie or other similar events.

10、本函所作之承诺、确认、同意、授权持续有效，直至贵司及本人双方书面确认终止。贵司、肖捷先生无需因本人的前述承诺、确认、同意、授权而对本人做出任何偿付，包括货币或非货币的。

The covenants, confirmation, agreement and authorization in this letter shall remain valid until termination is agreed upon by you and me in writing. You or Mr. Xiao Jie shall not be required to make any payment whatsoever, monetary or non-monetary, to me for the above undertaking, confirmation, agreement and authorization.

11、 本函自本人签字即生效，效力期限与控制协议期限相同。

This Letter shall become effective upon the signature of my signature and shall remain the same as the term of the Control Agreements.

12、 本函的其他未尽事项，包括但不限于适用法律、争议解决、定义及释义亦与控制协议的相关约定相同

Other matters not provided for in this letter, including, without limitation, governing law, dispute resolution, definitions and interpretation, are also consistent with the relevant provisions of the Control Agreements.

承诺人：	/s/ 孔丽尹

Promisee:	/s/ KONGLI YIN

日期：2022.12.31

Date：31/12/2022